SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
☒	Definitive Information Statement

Network CN Inc.

(Name of Registrant as specified in Its Charter)

Payment of filing fee (check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)        Title of each class of securities to which transaction applies: Common Stock

(2)        Aggregate number of securities to which transaction applies: 11,435,523 shares based on the average of the high bid and the low ask price for Registrant’s Common Stock as quoted on the Over-the-Counter Bulletin Board on August 30, 2006.

(3)         Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)        Proposed maximum aggregate value of transaction:

(5)        Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, schedule or registration statement no.:
(3)	Filing party:
(4)	Date filed:

Network CN Inc.

21/F, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong

Tel : 852 2833 2186                   Fax : 852 2295 6977

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING CAPITAL STOCK IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED DECEMBER 22, 2006

To Our Stockholders:

NOTICE IS HEREBY GIVEN to the holders of record at the close of business on the record date, December 22, 2006, to inform our stockholders that our board of directors has recommended, and that the holders of a majority of the voting power of our outstanding common stock voted on December 22, 2006, to approve amendment of the Company’s Articles of Incorporation to increase the authorized number of common stock, $0.001 par value, from 100,000,000 shares to 800,000,000 shares (the text of the Amended and Restated Articles of Incorporation of Network CN Inc. is attached hereto as Exhibit A).

Therefore, following the expiration of the twenty-day (20) period required by Rule 14c and the provisions of Title 8 of the Delaware General Corporation Law, the Company will file a Certificate of Amendment to the Articles of Incorporation to amend our Articles of Incorporation to give effect to the amendment. We will not file the Certificate of Amendment to the Articles of Incorporation until at least twenty (20) days after the filing and mailing of this Information Statement. The proposed Certificate of Amendment to the Articles of Incorporation are attached hereto as Exhibit B. The Certificate of Amendment to the Articles of Incorporation will become effective when they are filed with the Delaware Secretary of State. We anticipate that such filing will occur twenty (20) days after this Information Statement is first mailed to our stockholders.

                The purpose of increasing the authorized capital from 100,000,000 shares to 800,000,000 common shares is to provide us with the necessary flexibility to implement any potential future corporate plans. The Company has no other current plans, proposals or arrangements to issue additional common shares.

As of the record date, 67,300,718 shares of our common stock were issued and outstanding. Each share of the common stock entitles the holder to one vote on all matters brought before the common stockholders. The holders of a majority of the issued and outstanding shares of our common stock voted for the approval of the Amended and Restated Certificate of Incorporation.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By order of the Board of Directors:

/s/	Godfrey Chin Tong Hui

Godfrey Chin Tong Hui

Chief Executive Officer

Network CN Inc.

21/F, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong

Tel : 852 2833 2186                   Fax : 852 2295 6977

INFORMATION STATEMENT

PURSUANT TO SECTION 14

OF THE SECURITIES EXCHANGE ACT OF 1934

AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

THE ACTIONS DESCRIBED BELOW HAVE ALREADY BEEN APPROVED BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF OUTSTANDING SHARES OF COMMON STOCK. A VOTE OF THE REMAINING STOCKHOLDERS IS NOT NECESSARY.

January 10, 2007

This information statement is furnished to the holders of record at the close of business on the record date, December 22, 2006, to inform our stockholders that our board of directors has recommended, and that the holders of a majority of the voting power of our outstanding common stock voted on December 22, 2006, to approve amendment of the Company’s Articles of Incorporation to increase the authorized number of common stock, $0.001 par value, from 100,000,000 shares to 800,000,000 shares (the text of the Amended and Restated Articles of Incorporation, of Network CN Inc. is attached hereto as Exhibit A).

This information statement will be sent on or about January 10, 2007, to our stockholders of record who do not sign the majority written consent described in this information statement. This Information Statement will serve as written notice to stockholders pursuant to Section 228 of the Delaware General Corporation Law.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

THIS INFORMATION STATEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER SECURITIES LAWS OF ANY SUCH STATE.

FORWARD-LOOKING STATEMENTS

This information statement includes forward-looking statements including statements regarding our intent to solicit approval of a reverse stock split, the timing of the proposed reverse stock split and the potential benefits of a reverse split, including, but not limited to, increasing the per share price of our common stock. The words “believe”, “expect”, “will”, “may” and similar phrases are intended to identify such forward-looking statements. Such statements reflect our current views and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. Some of the important risk factors affecting our business, that could cause our actual results, performance or financial condition to differ seriously from expectations, include changes in the business practices of credit originators in terms of outsourcing defaulted consumer debt settlement and collection to third-party service providers, changes in government regulations that affect our ability to collect sufficient amounts for our clients on defaulted consumer debt, changes in the credit or capital markets which affect our ability to borrow money or raise capital to service defaulted consumer debt or purchase portfolios of defaulted consumer debt, the degree and nature of our competition, our ability to make strategic acquisitions or purchase defaulted consumer debt portfolios at appropriate prices, and the sufficiency of our funds generated from operations, existing cash and available borrowings to finance our current operations. For a discussion of these and other risk factors, see our annual report on Form 10-KSB for the year ended December 31, 2005, and other filings made by us with the U.S. Securities and Exchange Commission.

BOARD AND STOCKHOLDER APPROVALS

Board Approval

The board of directors of the Company unanimously approved the Amended and Restated Certificate of Incorporation.

None of our officers, directors or any of their respective affiliates has any interest in the matter to be acted upon, as set forth in this information statement.

Stockholder Approval

The holders of a majority of the issued and outstanding shares of common stock of the Company voted for the approval of the Amended and Restated Certificate of Incorporation. As of the Record Date, the majority stockholders who voted for the Amended and Restated Certificate of Incorporation held an aggregate of 34,861,413 shares of the Company’s outstanding common stock, being equal to 51.8% of the number of shares then outstanding. No consideration was paid for the consent.

As a result of requirements under applicable federal securities and state law, the stockholder consent will not be effective, and therefore the filing of the Amended and Restated Certificate of Incorporation cannot occur, until at least 20 calendar days after this information statement is sent or given to our stockholders of record as of the record date.

Distributions and Costs

We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. We will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them.

Security holders may also address future requests regarding delivery of information statements and annual reports by contacting us at our address noted above.

No Dissenters’ Rights

There is no provision in the Delaware General Corporation law, nor in our Amended and Restated Articles of Incorporation or Bylaws, providing our stockholders with dissenters’ rights of appraisal to demand payment in cash for their shares of Common Stock in connection with the implementation of any of the actions described in this Information Statement.

DESCRIPTION OF CAPITAL STOCK

Common Stock

As of the Record Date, there were 100,000,000 shares of Common Stock authorized with a par value of $0.001 per share, of which 67,300,718 shares were issued and outstanding. Each holder of the Company’s Common Stock is entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors. All voting is non-cumulative, which means that the holder of fifty percent (50%) of the shares voting for the election of the directors can elect all the directors.

Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

The holders of Common Stock are entitled to receive pro rata dividends, when and as declared by the board of directors in its discretion, out of funds legally available therefore, but only if all dividends on the

Preferred Stock have been paid in accordance with the terms of such Preferred Stock and there exists no deficiency in any sinking fund for the Preferred Stock. In addition, the payment of such dividends will depend on the Company’s financial condition, results of operations, capital requirements and such other factors as the board of directors deems relevant.

Preferred Stock

As of the Record Date, the Company has 5,000,000 shares of Preferred Stock with a par value of $0.001 per share, of which no shares were issued and outstanding. The board of directors has sole discretion in designating the preferences, limitations and relative rights of the Preferred Stock.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, since December 31, 2005, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of our company;
2.	any proposed nominee for election as a director of our company; and
3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled “Security Ownership of Certain Beneficial Owners and Management”. To our knowledge, no director has advised that he intends to oppose the Amendment, as more particularly described herein.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information as of December 22, 2006 regarding the beneficial ownership of our common stock, (a) each stockholder who is known by the Company to own beneficially in excess of 5% of our outstanding common stock; (b) each director known to hold common stock; (c) the Company’s chief executive officer; and (d) the executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of common stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of stock. The percentage of beneficial ownership is based upon 67,300,718 shares of common stock outstanding, as of December 22, 2006. Unless otherwise identified, the address of the directors and officers of the Company listed above is 21/F, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong.

Name	Amount and Nature of Beneficial Ownership
	Common Shares
	Number of Shares	Percent of Class

Godfrey Chin Tong Hui	939,290 (1)	1.4% (1)
Daniel Kuen Kwok So	341,751	0.5%
Benedict Fung	0	0.00%
Daley Mok	0	0.00%
Stanley Chu	200,000	0.3%
Raymond Chan	0	0.00%
All Officers and Directors as a Group (three persons)	1,481,041 (1)	2.2% (1)

5% Beneficial Owners
Bloompoint Investment Limited	21,000,000	31.2%

(1)

Godfrey Chin Tong Hui, a Director and the Chief Executive Officer of the Company, owns 100% of the issued and outstanding common stock of his personal holding company, New Nature Development Limited (“New Nature”), which in turn is the record owner of 539,290 shares of the Company’s common stock, or 0.8% of the Company.

AMENDMENT TO THE ARTICLES OF INCORPORATION

On December 22, 2006, a majority of the stockholders of the Company approved an amendment to the Company’s Articles of Incorporation, to increase the number of authorized shares of common stock from 100,000,000 to 800,000,000. As of December 22, 2006, the Company had 67,300,718 shares of Common Stock and no shares of Preferred Stock issued and outstanding. The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financing, and stock-based acquisitions.

Increase In Authorized Common Stock

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

As of the Record Date, a total of 67,300,718 shares of Common Stock are issued and outstanding. The increase in the number of authorized but unissued shares would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its certificate or incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The board of directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized:

The proposed form of Amended and Restated Certificate of Incorporation is attached as Exhibit A hereto. Also attached as Exhibit B is a form of Certificate of Amendment of Certificate of Incorporation, which must be filed together with the Amended and Restated Certificate of Incorporation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. All such persons have filed all reports.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

Network CN Inc. is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith files reports and other information with the Securities and Exchange Commission. Such reports and other information and a copy of the registration statement and the exhibits and schedules that were filed with the registration statement may be inspected without charge at the public reference facilities maintained by the SEC in 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s regional offices at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, Woolworth Building, 233 Broadway New York, New York. Statements made in this prospectus regarding the contents of any contract, agreement or other document that is filed as an exhibit to the registration statement are not necessarily complete, and we refer you to the full text of the contract or other document filed as an exhibit to the registration statement. Copies of all or any part of the registration statement may be obtained from the SEC upon payment of the prescribed fee. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

NETWORK CN INC.

Dated: January 9, 2007	/s/Godfrey Chin Tong Hui
Godfrey Chin Tong Hui
Chief Executive Officer

EXHIBIT A

STATE of DELAWARE

AMENDED AND RESTATED

CERTIFICATE of INCORPORATION

Network CN Inc., originally incorporated in the State of Delaware on September 10, 1993 under the name EC Capital, Ltd. The Corporation the filed a Certificate of Amendment of Certificate of Incorporation on September 12, 1996 changing its name to Northern Lights Software, Ltd. Another Certificate of Amendment of the Certificate of Incorporation changing its name to Formquest International, Ltd. was filed on September 3, 1997, a Certificate of Amendment of Certificate of Incorporation changing the name to MegaChain.com, Ltd. was filed on April 9, 1999, a Certificate of Amendment of Certificate of Incorporation was filed on August 25, 1999, a Certificate of Amendment of Certificate of Incorporation changing the name to Acola Corp. was filed on October 18, 2001, a Restated Certificate of Incorporation was filed on December 5, 2001, a Certificate of Amendment of Certificate of Incorporation was filed on March 10, 2004, a Certificate of Amendment of Certificate of Incorporation changing the name to Teda Travel Group Inc. was filed on April 19, 2004 and a Certificate of Amendment of Certificate of Incorporation changing the name to Network CN Inc. was filed on August 1, 2006. This amended and restated certificate of incorporation has been duly adopted by the directors and stockholders in accordance with the provisions of Section 242 and Section 245 of the General Corporation Law of the State of Delaware.

FIRST: The name of the corporation is Network CN Inc.

SECOND: The address of the corporation’s registered office in the State of Delaware is the Corporation Trust Center at 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware, the name of its registered agent at such address is the Corporation Trust Company.

THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation law.

FOURTH: The total number of shares of stock which the corporation is authorized to issue is 805,000,000 shares, of which 800,000,000 shall be shares of common stock, par value $0.001 per share (the “Common Stock”) and 5,000,000 shares shall be shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). The shares of Common Stock and Preferred Stock may be issued by the corporation from time to time as approved by the board of directors of the corporation without the approval of the stockholders, except as otherwise provided by applicable law. The powers, designations, preferences and relative, participating, optional and other rights of the Preferred Stock shall be provided for in a resolution or resolutions adopted by the board of directors of the corporation and set forth in a certificate of designations executed, acknowledged and filed as provided in Section 151(g) of the General Corporation Law of the State of Delaware, amending this Article Fourth.

FIFTH: The business and affairs of the corporation shall be managed by or under the direction of the board of directors, and the directors need not be elected by ballot unless required by the by-laws of the corporation. The number of directors of the corporation shall be as from time to time fixed by, or in the manner provided in the bylaws of the corporation.

SIXTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the board of directors is expressly authorized to make, amend and repeal the bylaws.

SEVENTH: A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith

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or which involve intentional misconduct or a knowing violation of law (iii) under Section 174 of the Delaware General Corporation law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is intended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as is amended. Any repeal or modification of this provision shall not adversely affect any right of a director of the corporation existing at the time of such repeal or modification.

EIGHTH: Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, incorporation, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to the indemnification by the corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article Eighth. The indemnification provided by this Article Eighth shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by an agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.

NINTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

I, the undersigned, for the purpose of amending and restating the certificate of incorporation of a corporation under the laws of the State of Delaware do make, file and record this Certificate, and do certify that the facts herein stated are true under the penalties of perjury this ____ day of January 2007.

By:
Godfrey Chin Tong Hui
Chief Executive Officer

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EXHIBIT B

STATE of DELAWARE

CERTIFICATE of AMENDMENT of

CERTIFICATE of INCORPORATION

Godfrey Chin Tong Hui certifies that:

FIRST: He is the duly elected and acting Chief Executive Officer of Network CN Inc., a corporation organized under the General Corporation Law of the of the State of Delaware (the “Corporation”).

SECOND: That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted in accordance with Sections 141 and 242 of the Delaware General Corporation Law setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of said Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Amended and Restated Certificate of Incorporation of this corporation be amended by changing the Article “FOURTH” thereof so that, as amended, said Article shall be and read as follow:

“FOURTH: The total number of shares of stock which the corporation is authorized to issue is 805,000,000 shares, of which 800,000,000 shall be shares of common stock, par value $0.001 per share (the “Common Stock”) and 5,000,000 shares shall be shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). The shares of Common Stock and Preferred Stock may be issued by the corporation from time to time as approved by the board of directors of the corporation without the approval of the stockholders, except as otherwise provided by applicable law. The powers, designations, preferences and relative, participating, optional and other rights of the Preferred Stock shall be provided for in a resolution or resolutions adopted by the board of directors of the corporation and set forth in a certificate of designations executed, acknowledged and filed as provided in Section 151(g) of the General Corporation Law of the State of Delaware, amending this Article Fourth.”

THIRD: That thereafter, pursuant to resolution of its Board of Directors, the foregoing amendment of the Amended and Restated Certificate of Incorporation of the Corporation was duly adopted by a written consent of stockholders holding a majority of the outstanding capital stock of the Company dated December 22, 2006, in lieu of a special meeting of the stockholders in accordance with the provisions of Sections 211, 228 and 242 of the General Corporation Law of the of the State of Delaware.

FOURTH: That the Certificate of Amendment of the Amended and Restated Certificate of Incorporation shall be effective as of January __, 2007.

IN WITNESS WHEREOF, said Corporation has caused this Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Corporation to be signed by signed by the undersigned, Godfrey Chin Tong Hui, an Authorized Officer, and the undersigned has executed this certificate and affirms the forgoing as true and under penalty of perjury this ___ day of January, 2007.

By:
Godfrey Chin Tong Hui
Chief Executive Officer

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